Exhibit 10.5 Form of Subscription Agreement for Q Series Bond, between Eagle Broadband and certain of the investors listed in the Selling Stockholders table.

                             SUBSCRIPTION AGREEMENT
                                  Q-SERIES BOND

                              EAGLE BROADBAND, INC.
                              (A Texas Corporation)


     Eagle Broadband, Inc., a Texas corporation (the "Company"), is offering for purchase to a limited number of qualified investors up to 400 units (the "Units"), each Unit consisting of a $25,000 Bond. The Company reserves the right to accept or reject any subscription, in whole or in part, and any subscription that is not accepted will be returned without interest. Subscriptions that are accepted will be placed in an escrow account until a minimum of $1,000,000 worth of the Bonds have been sold unless the company elects to accept a lesser amount.

                            INSTRUCTIONS TO INVESTORS

     Persons wishing to subscribe for Units in the Company must perform the following:

     1. Complete and execute the separate Subscription Agreement provided (Section 5, pages A-6 through A-8), being sure to insert the number of units purchased, the date and state of execution, the type of ownership, the exact name in which your shares are to be registered, tax ID information, and your address information. Execute the proper signature section as dictated by your type of ownership. This section must be fully completed and signed.

     2. Sign the Q-Series Bond Agreement Signature Page provided in the separate Subscription Agreement document.

     3.   Make a check payable to: "Eagle Broadband, Inc."

     3. Forward to Eagle Broadband in the prepaid Federal Express envelope provided.

     4. Upon acceptance of the subscription by the Company, the Subscription Agreement and the Bond Agreement will be executed by the Company and final copies of the signature pages will be returned to the Bondholder.


Note to Partnership, Corporate, and Trust Subscribers:

     o Partnerships provide a copy of the partnership agreement, as amended to date, showing the date of formation and giving evidence of the authority of the person(s) signing the subscription documentation to do so.

     o Corporations provide a copy and the filing date of the articles of incorporation and bylaws, as amended to date, and a corporate resolution authorizing the purchase of the shares and giving authority to the person(s) signing the subscription documents to do so.

     o Trusts provide a copy of the trust agreement as amended to date, showing the date of formation and giving evidence of the authority of the person(s) signing the subscription documentation to do so.

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



                      Q-SERIES BOND SUBSCRIPTION AGREEMENT
                                       IN
                              EAGLE BROADBAND, INC.



Dr. H. Dean Cubley
Eagle Broadband, Inc.
101 Courageous Drive
League City, Texas 77573

     1. SUBSCRIPTION. The undersigned (often referred to individually as "Purchaser") hereby makes application to become an investor in Eagle Broadband, Inc., a Texas corporation ("Company"), and to purchase Units at a price of $25,000 per Unit, in accordance with the terms and conditions of the Private Offering dated October 1, 2002, and all appendices thereto (the "Memorandum"). This subscription may be rejected by the Company in its sole discretion.

     2. ACCEPTANCE OF SUBSCRIPTION. It is understood and agreed that the Company shall have the right, at any time prior to receipt of notice of cancellation from the undersigned to accept or reject this Subscription Agreement, in whole or in part, and that the same shall be deemed to be accepted by the Company only when it is signed by the Chief Executive Officer.

     3. REPRESENTATIONS BY THE UNDERSIGNED. The undersigned represents and warrants as follows:

         a. The Memorandum relating to the offering of the Units has been received and carefully read and the undersigned will rely solely upon the information contained in the Memorandum and the independent investigations made by the undersigned or information otherwise provided in writing by the Company and the undersigned is not relying upon any oral representations in making the decision to purchase the shares subscribed;

         b. The undersigned is purchasing the Units without being furnished any offering literature or prospectus other than the Memorandum (including appendices);

         c. The undersigned recognizes that the Bonds have not been registered under the Securities Act of 1933, as amended ("Act"), nor under the securities laws of any state and, therefore, cannot be resold unless resale of the component parts of the Units is registered under the Act or unless an exemption from registration is available; no public agency has passed upon the accuracy or adequacy of the information contained in the Memorandum or the fairness of the terms of the offering; the undersigned may not sell the shares without registering them under the Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

         d. The undersigned is acquiring the Units for his own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof; and he does not presently have any reason to anticipate any change in his circumstances, financial or otherwise, or particular occasion or event which would necessitate or require his sale or distribution of the shares. No one other than the undersigned has any beneficial interest in said securities;

         e. The undersigned understands and acknowledges that the undersigned has no right to require registration of resale of the securities purchased hereby under the Act or under any state securities laws.

         f. The undersigned is an Accredited Investor. An Accredited Investor shall mean any person who comes within any of the following categories, or whom the Company reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

               (1) Any bank as defined in section 3(a)(2) of the Act or savings and loan association or other institution as defined in
                    Section 3(a)(5)(A) of the Act whether acting in an individual or fiduciary capacity; brokers and dealers registered under Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of such act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of such act; a Small Business Investment Company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000;

               (2)  Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

               (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets of more than $5,000,000;

               (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

               (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

               (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching that same level in the current year;

               (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

               (8) Any entity in which all of the equity owners are Accredited Investors.

         g. The undersigned recognizes that the total amount of funds tendered to purchase the Units is placed at the risk of the business and may be completely lost. The undersigned understands that there can be no assurance of profitable operations. The purchase of Units as an investment involves risks, including those set forth in the Memorandum;

         h. The undersigned realizes that the Units cannot readily be sold, that it may not be possible to sell or dispose of the Units; and, therefore, the Units must not be purchased unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies;

         i. The undersigned confirms and represents that the undersigned is able (i) to bear the economic risk of his investment, (ii) to hold the securities for an indefinite period of time, and (iii) to afford a complete loss of the undersigned's investment. The undersigned also represents that the undersigned has (i) adequate means of providing for the undersigned's current needs and possible personal contingencies, and (ii) no need for liquidity in this particular investment;

         j. The undersigned understands that there are substantial restrictions on the transferability of the component parts of the Units and that any certificate or other document evidencing the component parts of the Units will have substantially the following restrictive legend thereon:

                "The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended ("Act") or the securities laws of any state. Such securities may not be sold, pledged, hypothecated or otherwise transferred at any time except upon registration or upon delivery to the Company of an opinion of counsel satisfactory to the Company that such registration is not required or evidence satisfactory to the Company that any such transfer will not violate the Act or the securities laws of any state."

         k. All information which the undersigned has provided to the Company concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date set forth herein; and, if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, the undersigned will immediately provide the Company with such information;

         l. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax and financial advisors and the undersigned's purchaser representative(s), if any, the suitability of an investment in the Company for the undersigned's particular tax and financial situation and the undersigned and the undersigned's advisors or the undersigned's purchaser representative(s), if any, have determined that the investment is a suitable investment for the undersigned;

         m. The undersigned has been presented with and has acted upon the opportunity to ask questions and receive answers from the Company relating to the terms and conditions of the offering in order to obtain any additional information necessary to verify the accuracy of the information made available to him;

         n. The undersigned has not become aware of the offering of Units by any form of general solicitation or advertising, including, but not limited to advertisements, articles, notices or other communications published in any newspaper, magazine or other similar media or broadcast over television or radio or any seminar or meeting where those individuals that have attended have been invited by any such or similar means of general solicitation or advertising; and

         o. The undersigned is a bona fide resident of the state set forth as his "residence address" in the Subscription Agreement, and that
              (i) if a corporation, partnership, trust, or other form of business organization, it has its principal office within such state; (ii) if an individual, he has his principal residence in such state; and (iii) if a corporation, partnership, trust, or other form of business organization which was organized for the specific purpose of acquiring the Units in the Company, all of its beneficial owners are residents of such state.

         5. INDEMNIFICATION. It is acknowledged that the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement are understood and the undersigned hereby agrees to indemnify and hold harmless the Company and each officer thereof from and against any and all loss, damage and liability due to or arising out of a breach of any of the representations and warranties made in this Subscription Agreement. The representations and warranties contained herein are intended to and shall survive delivery of the Subscription Agreement, and the completion of the transactions set forth in the Memorandum.

     5. PURCHASE OF UNITS. The undersigned hereby subscribes to purchase _______________ Units for a total investment of $_____________________ ($25,000 per Unit).

     The purchase price is being paid herewith by delivery of a check payable to "Eagle Broadband, Inc." All checks and subscription agreements should be returned to Eagle Broadband, Inc., Attention: Clareen O'Quinn, 101 Courageous Drive, League City, TX 77573. You may use the prepaid FedEx mailer that is enclosed in the offering folder. Subscription funds may also be wire transferred directly into the Eagle Broadband bank account. Please call Clareen O'Quinn at 1-800-628-3910 for wire transfer instructions.

     This Subscription Agreement, being an integral part of the Memorandum for all purposes, is executed on this the _____ day of ______________________, 2002, in the State of ________________________.


                          TYPE OF OWNERSHIP (CHECK ONE)

 _____    INDIVIDUAL OWNERSHIP (one signature            _____    COMMUNITY PROPERTY (one signature if shares
          required)                                               are held in one name, i.e., managing
                                                                  spouse; two signatures required if interest
                                                                  is held in both names)
 _____    CORPORATION (Please include certified
          corporate resolution authorizing               _____    PARTNERSHIP (Please include a copy of the
          signature.)                                             statement of partnership or partnership
                                                                  agreement authorizing signature.)
 _____    TRUST (Please include name of trust,
          name of trustee, date trust was formed
          and copy of the trust agreement or other
          authorization.)

-------------------------------------------------                 ------------------------------
The exact name the Investor desires on records of the Company.    Tax ID or Social Security Number

     Please print the address and phone numbers that you would like us to use for official notices regarding your investment (this includes the delivery of your stock certificates):

--------------------------------------------------------------------------------
Address, City, State, Zip Code, Country

----------------     ----------------------     -----------------------------
Telephone Number     Facsimile Number (FAX)     Electronic Mail Address

Please provide the Company with an alternate address and phone number that could be used for notifying you of newsworthy and other general Company announcements:

--------------------------------------------------------------------------------
Address, City, State, Zip Code, Country

----------------     ----------------------     -----------------------
Telephone Number     Facsimile Number (FAX)     Electronic Mail Address

                                    EXECUTION

Please execute this Subscription Agreement by completing the appropriate section below.

     1. If the subscriber is an INDIVIDUAL, complete the following:

                                      -----------------------------------
                                      Signature of Investor

                                      -----------------------------------
                                      Name (please type or print)

                                      -----------------------------------
                                      Signature of Spouse or
                                      Co-Owner if funds are to be
                                      invested as joint tenants
                                      by the entirety or
                                      community property.

                                      -----------------------------------
                                      Name (please type or print)


      2. If the subscriber is a CORPORATION, complete the following:

         The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below ("Corporation") to acquire the Units and, further, that the Corporation has all requisite authority to acquire such Units.

         The officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Corporation and that he has authority under the articles of incorporation, bylaws, and resolutions of the board of directors of such Corporation to execute this Subscription Agreement. Such officer encloses a true copy of the articles of incorporation, the bylaws and, as necessary, the resolutions of the board of directors authorizing a purchase of the investment herein, in each case as amended to date.


                              --------------------------------------------------
                              Name of Corporation (please type or print)


                              By:
                                      ------------------------------------------
                                      (signature)

                              Name:
                                      ------------------------------------------
                                      (please type or print)

                              Title:
                                      ------------------------------------------
                                      (please type or print)

3.       If the subscriber is a PARTNERSHIP, complete the following:

         The undersigned hereby represents, warrants and covenants that the undersigned is a general partner of the partnership named below ("Partnership"), and has been duly authorized by the Partnership to acquire the Units and that he has all requisite authority to acquire such Units for the Partnership.

         The undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Partnership and he is authorized by such Partnership to execute this Subscription Agreement. Such partner encloses a true copy of the partnership agreement of said Partnership, as amended to date, together with a current and complete list of all partners thereof.


                                  ----------------------------------------------
                                  Name of Partnership (please type or print)

                                  By:
                                          --------------------------------------
                                          (signature)

                                  Name:
                                          --------------------------------------
                                          (please type or print)

                                  Title:
                                          --------------------------------------
                                          (please type or print)


4.       If the subscriber is a TRUST, complete the following:

         The undersigned hereby represents, warrants and covenants that he is duly authorized by the terms of the trust instrument ("Trust Instrument") for the ("Trust") set forth below to acquire the Units and the undersigned, as trustee, has all requisite authority to acquire such Units for the Trust.

         The undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust as amended to date.


                               -------------------------------------------------
                               Name of Trust (Please type or print

                               By:
                                       -----------------------------------------
                                       (signature)

                               Name:
                                       -----------------------------------------
                                       (please type or print)

                               Title:
                                       -----------------------------------------
                                       (please type or print)



ACCEPTED BY THE COMPANY this the ___ day of _______________, 2002.

                               EAGLE BROADBAND, INC.

                               By:
                                        ----------------------------------------
                                        Dr. H. Dean Cubley
                                        Chief Executive Officer